UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 14, 2018
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SEMTECH CORPORATION
(Exact name of registrant as specified in its charter)
 ____________________________________

1-6395	95-2119684
(Commission File Number)	(I.R.S. Employer Identification No.)

200 Flynn Road
Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)

805-498-2111
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07 Submission of Matters to Vote of Stockholders.

The Annual Meeting of Stockholders (“Annual Meeting”) of the Company was held on June 14, 2018. At the Annual Meeting, stockholders (a) elected the eight nominees identified in the table below to the Board of Directors of the Company to serve until the Company’s 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified, (b) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019; and (c) approved, on an advisory basis, the compensation paid to the Company’s named executive officers. Set forth below are the final voting tallies for the Annual Meeting.

The total number of shares present in person or by proxy was 64,169,544 shares or 97.18% of the total shares issued and outstanding, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The following is a tabulation of the votes with respect to each of the proposals:

Proposal Number 1
Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
James P. Burra	58,359,686	2,711,074	3,098,784
Bruce C. Edwards	60,439,765	630,995	3,098,784
Rockell N. Hankin	58,072,873	2,997,887	3,098,784
Ye Jane Li	60,771,990	298,770	3,098,784
James T. Lindstrom	60,062,896	1,007,864	3,098,784
Mohan R. Maheswaran	60,566,791	503,969	3,098,784
Carmelo J. Santoro	60,771,766	298,994	3,098,784
Sylvia Summers	60,772,474	298,286	3,098,784

Proposal Number 2
Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
63,750,800	328,919	89,825	0

Proposal Number 3
Advisory (Non-Binding) Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
58,454,086	2,421,164	195,510	3,098,784

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2018	SEMTECH CORPORATION

	By:	/s/ Charles B. Ammann
Charles B. Ammann
Executive Vice President, General Counsel and Secretary

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